Exhibit 10.13

AMENDMENT NO. 1 TO PROMISSORY NOTE DATED AUGUST 27, 2025

THIS AMENDMENT NO. 1 TO PROMISSORY NOTE DATED AUGUST 27, 2025 (“Amendment No. 1”) is entered into by and between AfterNext Acquisition I Corp., a Cayman Islands exempted company (the “Maker”) and AfterNext Sponsor I LLC, a Cayman Islands limited liability company (the “Payee”) as of _8 Jan__, 2026.

WHEREAS, on August 27, 2025, the Maker entered into a promissory note to pay to the order of the Payee or its registered assigns or successors or order, the principal sum of up to Three hundred Thousand Dollars ($300,000.00) in lawful money of the United States of America, on the terms and conditions described therein (the “Note”);

WHEREAS, pursuant to Section 1 of the Note, the outstanding principal balance was due on the earlier of (i) December 31, 2025; (ii) the date on which Maker consummates an initial public offering of its securities (the “IPO”); or (iii) the date on which Maker determines to not proceed with such IPO;

WHEREAS, the Maker and the Payee have agreed to amend the Note to extend the maturity date.

NOW, THEREFORE, THE MAKER AND THE PAYEE AGREE AS FOLLOWS:

1.	The third sentence of Section 1 of the Note is deleted and replaced with the following:

“The principal balance of this Note shall be repayable on the earliest to occur of (i) _31 March___, 2026, (ii) the date on which Maker consummates an initial public offering of its securities (“IPO”) and (iii) the date on which Maker determines to not proceed with such IPO, provided that repayment under clause (iii) shall be required only to the extent that funds are legally available, and Payee may, at its sole discretion, elect to forgive all or any portion of the outstanding balance.”

2.	With the exception of the foregoing, all other provisions of the Note remain in full force and effect.

IN WITNESS WHEREOF, Maker and Payee, intending to be legally bound hereby, have caused this Amendment No. 1 to be duly executed by the undersigned as of the day and year first above written.

AfterNext Acquisition I Corp.

By:	/s/ Zhiyang ZHOU
Name:	Zhiyang ZHOU
Title:	CEO

AfterNext Sponsor I LLC

By:	/s/ Zhiyang ZHOU
Name:	Zhiyang ZHOU
Title:	Director

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